UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2010 (March 17, 2010)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On March 17, 2010, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of King Pharmaceuticals, Inc. (“King”) approved the following revised form documents to be used pursuant to King’s Incentive Plan: Form of Option Certificate and Nonstatutory Stock Option Agreement; Form of Restricted Stock Certificate and Restricted Stock Grant Agreement; Form of Long-Term Performance Unit Award Agreement (One-Year Performance Cycle); and Form of Long-Term Performance Unit Award Agreement (Three-Year Performance Cycle), all of which are attached hereto as exhibits.
          The Committee also approved merit salary increases for certain of King’s executive officers, effective March 22, 2010, in recognition of their contributions to King during 2009, as shown in the table below.

Officer	Current Salary	Adjusted Salary	Difference
Brian A. Markison	$990,000	$999,900	$9,900
Chairman of the Board, President and Chief Executive Officer

Joseph Squicciarino	$600,000	$624,000	$24,000
Chief Financial Officer

Eric J. Bruce	$431,500	$448,800	$17,300
President, Alpharma Animal Health

James W. Elrod	$468,000	$486,700	$18,700
Chief Legal Officer and Secretary

Eric G. Carter	$434,000	$451,400	$17,400
Chief Science Officer
          The Committee also approved the performance goals for the 2010 Executive Management Incentive Awards program (the “2010 EMIA”), which defines the parameters under which certain executives of King will be eligible to receive cash awards for achievement of certain accomplishments during 2010.
          Under the 2010 EMIA, adopted pursuant to the King Pharmaceuticals, Inc. Incentive Plan, awards to executive officers (as defined by the Securities Exchange Act of 1934 and referred to in this document as “Executive Officers”) and other participating executives will be based upon achievement of one or more financial objectives (“Financial Objectives”).
          Under the terms of the 2010 EMIA, the Committee has established and approved all Financial Objectives and must approve any amendments to those objectives. The Committee has also approved the specific weighting of the Financial Objectives for the Executive Officers and must approve any amendments thereto. Potential EMIA awards for Executive Officers are based upon prospective financial goals, the accomplishment of which was substantially uncertain at the time of their establishment.
          Payment of any 2010 EMIA award is contingent upon the Committee’s determination that the applicable Financial Objectives have been met, and at what achievement level those objectives have been met. In addition, in order to receive a 2010 EMIA award, the EMIA Participant must, except for certain circumstances, continue to be employed by King on December 31, 2010.
          The Committee, in its discretion, may reduce or eliminate any EMIA award if it determines such action to be in the best interests of King. The Committee may also amend or terminate the 2010 EMIA program.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
10.1	Form of Option Certificate and Nonstatutory Stock Option Agreement

10.2	Form of Restricted Stock Certificate and Restricted Stock Grant Agreement

10.3	Form of Long-Term Performance Unit Award Agreement (One-Year Performance Cycle)

10.4	Form of Long-Term Performance Unit Award Agreement (Three-Year Performance Cycle)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2010	KING PHARMACEUTICALS, INC.
	By:	/s/ Brian A. Markison
Brian A. Markison
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Form of Option Certificate and Nonstatutory Stock Option Agreement

10.2	Form of Restricted Stock Certificate and Restricted Stock Grant Agreement

10.3	Form of Long-Term Performance Unit Award Agreement (One-Year Performance Cycle)

10.4	Form of Long-Term Performance Unit Award Agreement (Three-Year Performance Cycle)